Exhibit 99.1

APi Group Reports First Quarter 2020 Financial Results

Solid results in line with strategic initiatives

Reported and adjusted margin expansion

Increase in cash generated and adjusted free cash flow

New Brighton, Minnesota – June 2, 2020 – APi Group Corporation (NYSE: APG) (“APG”, “APi” or the “Company”), today reported its financial results for the three months ended March 31, 2020.

First Quarter 2020 Highlights:

•	Reported net revenues were $858 million, compared to $922 million in the prior year period

•

Adjusted net revenues declined by 2.5% or $21 million to $820 million, compared to $841 million in the prior year period, primarily driven by improved project selection in Industrial Services which declined $33 million

•	Reported gross margin was 18.9%, representing a 120 basis point increase compared to prior year gross margin of 17.7%

•

Adjusted gross margin was 22.4%, representing a 341 basis point increase compared to prior year gross margin of 19.0%, driven by improved project selection and execution in our Industrial Services segment

•	Reported operating loss was $234 million, a $260 million decline from prior year operating income of $26 million, largely driven by a $208 million goodwill impairment charge

•	Adjusted EBITDA was $61 million or 7.4%, a 42 basis point increase over prior year period

•

Reported net loss was $194 million, a $215 million decline from prior year net income of $21 million, primarily driven by a $208 million goodwill impairment charge and reported net loss was $1.14 per diluted share

•	Adjusted net income was $23 million and adjusted diluted EPS was $0.13, consistent with prior year

Russ Becker, APi’s President and Chief Executive Officer said, “We began 2020 on a solid footing with results in line with our expectations across our three business segments. In line with our strategic initiative to focus our Industrial Services business on improving margins as opposed to growing top line, revenue declined $76 million while margins expanded significantly. In March we began to see the impact of COVID-19 putting some pressure on revenue as certain projects were deferred by impacted customers primarily in the Pacific Northwest, California, New York, New Jersey and Boston.”

“I am proud of how our teams have rallied around the challenges presented in these unprecedented times and continued to serve customers despite the headwinds they were facing.”

“Importantly, we are seeing the results of our preemptive cost reduction plan announced in March. Through April, our adjusted EBITDA is in line with our internal plan despite the negative impact on our top line attributed to COVID-19. These results would not have been possible without the efforts of our teams across every aspect of our business. I thank them for their focus and on-going leadership efforts during these unprecedented times.”

APi Co-Chairman James E. Lillie added, “As we look at our long-term roadmap for sustainable shareholder value creation, we will continue to focus on industry-leading, margin accretive organic revenue growth across all three segments. At the same time, our multi-year business process transformation to revamp our back office controls and processes should help further leverage our SG&A. We expect that continued strong cash flow conversion will enable us to reduce our leverage profile and fund future acquisitions, which we believe will drive outsized investor returns in the years ahead.”

“The tough decisions and sacrifices made across the organization in the face of the macro COVID-19 challenges will help strengthen the business as we move through 2020.”

“Our continued focus on growing inspection and recurring revenue, combined with our strong balance sheet and variable cost structure, strengthens the defensible moat around the business during these uncertain times and positions APi well to take advantage of opportunities in 2020 and beyond.”

Conference Call

APi will hold a webcast/dial-in conference call to discuss its financial results at 8:30 a.m. (Eastern Time) on Tuesday, June 2, 2020. Participants on the call will include Russ Becker, President and Chief Executive Officer; Tom Lydon, Chief Financial Officer; James E. Lillie and Sir Martin E. Franklin, Co-Chairmen.

To listen to the call by telephone, please dial 833-721-2905 or 929-517-9835 and provide Conference ID 9928238. You may also attend and view the presentation (live or by replay) via webcast by accessing the following URL:

https://event.on24.com/wcc/r/2392401/A410B80D3B03DD1A6D28224C3255D1E8

A replay of the call will be available shortly after completion of the live call on the webcast or by telephone, 855-859-2056 or 404-537-3406.

About APi

APi is a market-leading business services provider of safety, specialty and industrial services in over 200 locations, primarily in North America. APi provides statutorily mandated and other contracting services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroupcorp.com.

Investor Relations Inquiries:

Olivia Walton

Vice President of Investor Relations

+1 651-604-2773

email: investorrelations@apigroupinc.us

Media Contact:

Liz Cohen

Kekst CNC

+1 212-521-4845

Liz.Cohen@kekstcnc.com

Forward-Looking Statements and Disclaimers

Certain statements in this announcement are forward-looking statements which are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts, including expectations regarding: (i) the Company’s positioning regarding its future business plans and long-term goals; (ii) the Company’s strategies for each of its segments, including its focus on recurring revenue, its strong balance sheet and variable cost structure, and the opportunities in the industries the Company serves; (iii) the impact of the Company’s planned divestitures; (iv) certain expected 2020 financial results and (v) the impacts of the COVID-19 pandemic on the future operating and financial performance of the Company and its customers, the Company’s plans and strategies to adapt and respond to the pandemic and the expected impact of those plans and strategies. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition and other risks that may affect the Company’s future performance, including the impacts of the COVID-19 pandemic on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, and on the global economy generally; (ii) the ability to recognize the anticipated benefits of the acquisition and of the Company to take advantage of strategic opportunities; (iii) changes in applicable laws or regulations; (iv) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (v) other risks and uncertainties. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission and includes a reconciliation of these non-U.S. GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the company’s performance using the same tools that management uses to evaluate the Company’s past performance, reportable business segments and prospects for future performance, (b) permit investors to compare the Company with its peers and (c) determine certain elements of management’s incentive compensation. Specifically:

•

The Company’s management believes that “adjusted” net revenues, “adjusted” gross margin, “adjusted” selling, general and administrative (“SG&A”) expense, “adjusted” operating income (loss), “adjusted” net income, and “adjusted” earnings per share, which exclude business transformation and other expenses for the integration of acquired businesses, the impact and results of businesses classified as assets held-for-sale, and one-time and other events such as impairment charges, share-based compensation, transaction and other costs related to acquisitions, amortization of intangible assets associated with acquisitions, and certain tax benefits from the acquisition of APi Group, Inc. (the “APi Acquisition”), are useful because they provide investors with a meaningful perspective on the current underlying performance of the Company’s core ongoing operations.

•

The Company also presents changes in organic net revenues to provide a more complete understanding of underlying revenue trends by providing net revenues on a consistent basis as it excludes the impacts of significant acquisitions, planned or completed divestitures, and changes in foreign currency from year-over-year comparisons on reported net revenues, calculated as the difference between the reported net revenues for the year and the prior year local currency net revenues converted at the prior year average monthly exchange rates (excluding acquisitions and divestitures).

•

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is the measure of profitability used by management to manage its segments and, accordingly, in its segment reporting. The Company supplements the reporting of its consolidated financial information with certain non-U.S. GAAP financial measures, including EBITDA and adjusted EBITDA, which defined as EBITDA excluding the impact of certain non-cash and other specifically identified items (“adjusted EBITDA”). The Company believes these non-U.S. GAAP measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. The Company uses EBITDA and adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because it excludes certain items that may not be indicative of the Company’s core operating results. Consolidated EBITDA is calculated in a manner consistent with segment EBITDA, which is a measure of segment profitability.

•

The Company presents free cash flow, adjusted free cash flow and adjusted free cash flow conversion, which are liquidity measures used by management as factors in determining the amount of cash that is available for working capital needs or other uses of cash, however, it does not represent residual cash flows available for discretionary expenditures.

While the Company believes these non-U.S. GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with U.S. GAAP. Additionally, these non-U.S. GAAP financial measures may differ from similar measures presented by other companies. A reconciliation of these Non-U.S. GAAP financial measures is included later in this press release.

APi Group Corporation

Condensed Consolidated Statements of Operations (GAAP)

(Amounts in millions, except per share data)

(Unaudited)

	For the three months ended March 31,
	2020	2019
	(Successor)	(Predecessor)
Net revenues	$858	$922
Cost of revenues	696	759

Gross profit	162	163
Selling, general and administrative expenses	188	137
Impairment of goodwill and intangible assets	208	—

Operating income (loss)	(234)	26
Interest expense, net	14	6
Investment income and other, net	(3)	(2)

Income (loss) before income tax provision	(245)	22
Income tax provision (benefit)	(51)	1

Net income (loss)	$(194)	$21

Loss per ordinary share
Basic and diluted	$(1.14)	N/A
Weighted average shares outstanding
Basic and diluted	170	N/A

APi Group Corporation

Condensed Consolidated Balance Sheets (GAAP)

(Amounts in millions)

(Unaudited)

	March 31, 2020	December 31, 2019
	(Successor)	(Successor)
Assets
Current assets:
Cash and cash equivalents	$436	$256
Accounts receivable, net	662	730
Inventories	59	58
Contract assets	251	245
Prepaid expenses and other current assets	37	33
Assets held for sale	5	20

Total current assets	1,450	1,342
Property, plant and equipment, net	397	402
Operating lease right of use assets	103	105
Goodwill	767	980
Intangible assets, net	1,069	1,121
Deferred tax assets	64	—
Other assets	36	61

Total assets	$3,886	$4,011

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term debt and current portion of long-term debt	$217	$19
Accounts payable	152	156
Other accrued liabilities	283	355
Deferred consideration	35	73
Contract liabilities	205	193
Operating and finance leases	27	27

Total current liabilities	919	823
Long-term debt, less current portion	1,167	1,171
Deferred tax liabilities	24	23
Operating and finance leases	93	95
Other noncurrent liabilities	158	142

Total liabilities	2,361	2,254
Total shareholders’ equity	1,525	1,757

Total liabilities and shareholders’ equity	$3,886	$4,011

APi Group Corporation

Condensed Consolidated Statements of Cash Flows (GAAP)

(Amounts in millions)

(Unaudited)

	For the three months ended March 31,
	2020	2019
	(Successor)	(Predecessor)
Cash flows from operating activities:
Net income (loss)	$(194)	$21
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	70	25
Impairment of goodwill and intangible assets	208	—
Deferred taxes	(53)	—
Share-based compensation expense	1	—
Other, net	(2)	(2)
Changes in operating assets and liabilities, net of effects of business acquisitions	25	(19)

Net cash provided by operating activities	55	25

Cash flows from investing activities:
Acquisitions, net of cash acquired	(5)	(1)
Purchases of property and equipment	(11)	(22)
Proceeds from sales of property and equipment	1	2
Advances (payments) on notes receivable, net	—	(3)
Proceeds of marketable securities, net	—	2

Net cash used in investing activities	(15)	(22)

Cash flows from financing activities:
Net short-term debt	200	1
Proceeds from long-term borrowings	1	5
Payments on long-term borrowings	(6)	(7)
Payments of acquisition-related consideration	(56)	—
Distributions paid	—	(15)

Net cash provided by (used in) financing activities	139	(16)

Effect of foreign currency exchange rate on cash and cash equivalents	1	—

Net increase (decrease) in cash and cash equivalemts	180	(13)
Cash and cash equivalents at beginning of period	256	54

Cash and cash equivalents at end of period	$436	$41

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Net Revenues and Adjusted Net Revenues (non-GAAP)

(Amounts in millions)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Net revenues (as reported)			$858	$922
Adjustments to reconcile net revenues to adjusted net revenues:
Businesses classified as held-for-sale	(a	)	(38)	(81)

Adjusted net revenues			$820	$841

Notes:

(a)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Gross profit and Adjusted Gross Profit (non-GAAP)

(Amounts in millions)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Gross profit (as reported)			$162	$163
Adjustments to reconcile gross profit to adjusted gross profit:
Businesses classified as held-for-sale	(a	)	—	(3)
Backlog amortization	(b	)	22	—

Adjusted gross profit			$184	$160

Adjusted net revenues	(c	)	$820	$841
Adjusted gross margin			22.4%	19.0%

Notes:

(a)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(b)	Adjustment to reflect the addback of amortization expense related to backlog intangible assets.
(c)	Adjusted net revenues based on non-GAAP reconciliations included in this press release.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

SG&A and Adjusted SG&A (non-GAAP)

(Amounts in millions)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Selling, general and administrative expenses (“SG&A”) (as reported)			$188	$137
Adjustments to reconcile SG&A to adjusted SG&A:
Businesses classified as held-for-sale	(a	)	(1)	(4)
Contingent consideration and compensation	(b	)	(7)	(4)
Amortization of intangible assets	(c	)	(30)	(9)
Business process transformation costs	(d	)	(2)	—
Public company registration, listing and compliance	(e	)	(4)	—
Expenses related to prior ownership	(f	)	—	(1)

Adjusted selling, general and administrative expenses			$144	$119

Adjusted net revenues	(g	)	$820	$841
Adjusted SG&A as a percentage of adjusted net revenues			17.6%	14.1%

Notes:

(a)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(b)	Adjustment to reflect the elimination of contingent and deferred consideration related to acquired businesses not expected to continue or recur.
(c)	Adjustment to reflect the elimination of amortization of intangible assets.
(d)	Adjustment to reflect the elimination of non-recurring costs related to business process transformation.
(e)	Adjustment to reflect the elimination of costs relating to public company registration, listing and compliance.
(f)	Adjustment to reflect the elimination of costs under prior ownership not expected to continue or recur following the APi Acquisition.
(g)	Adjusted net revenues based on non-GAAP reconciliations included in this press release.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA (non-GAAP)

(Amounts in millions)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Net income (loss) (as reported)			$(194)	$21
Adjustments to reconcile net income (loss) to EBITDA:
Interest expense, net			14	6
Income tax provision			(51)	1
Depreciation and amortization			70	25

EBITDA			$(161)	$53
Adjustments to reconcile EBITDA to adjusted EBITDA:
Businesses classified as held-for-sale	(a	)	6	1
Contingent consideration and compensation	(b	)	7	4
Impairment of goodwill and intangible assets	(c	)	203	—
Business process transformation costs	(d	)	2	—
Public company registration, listing and compliance	(e	)	4	—
Expenses related to prior ownership	(f	)	—	1

Adjusted EBITDA			$61	$59

Adjusted net revenues	(g	)	$820	$841
Adjusted EBITDA as a percentage of adjusted net revenues			7.4%	7.0%

Notes:

(a)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(b)	Adjustment to reflect the elimination of contingent and deferred consideration related to acquired businesses not expected to continue or recur.
(c)	Adjustment to reflect the elimination of non-cash impairment charges related to goodwill and intangibles related to the impact of COVID-19.
(d)	Adjustment to reflect the elimination of non-recurring costs related to business process transformation.
(e)	Adjustment to reflect the elimination of costs relating to public company registration, listing and compliance.
(f)	Adjustment to reflect the elimination of costs under prior ownership not expected to continue or recur following the APi Acquisition.
(g)	Adjusted net revenues based on non-GAAP reconciliations included in this press release.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Income (Loss) before Income Tax, Net Income (Loss) and EPS and

Adjusted Income before Income Tax, Net Income and EPS (non-GAAP)

(Amounts in millions, except per share data)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Income (loss) before income tax provision (as reported)			$(245)	$22
Adjustments to reconcile income (loss) before income tax provision to adjusted income (loss) before income tax provision:
Businesses classified as held-for-sale	(a	)	6	1
Amortization of intangible assets	(b	)	52	9
Contingent consideration and compensation	(c	)	7	4
Impairment of goodwill and intangible assets	(d	)	203	—
Business process transformation costs	(e	)	2	—
Public company registration, listing and compliance	(f	)	4	—
Interest expense	(g	)	—	(8)
Expenses related to prior ownership	(h	)	—	1

Adjusted income before income tax provision			$29	$29

Income tax provision (benefit) (as reported)			$(51)	$1
Adjustments to reconcile income tax provision (benefit) to adjusted income tax provision:
Income tax provision adjustment	(i	)	57	5

Adjusted income tax provision			$6	$6

Adjusted income before income tax provision			$29	$29
Adjusted income tax provision			6	6

Adjusted net income			$23	$23

Diluted weighted average shares outstanding (as reported)			170	N/A
Adjustments to reconcile diluted weighted average shares outstanding to adjusted diluted weighted average shares outstanding:
Dilutive impact of Founder Preferred Shares and RSU’s	(j	)	4	—
Dilutive impact of shares issued in the APi Acquisition	(k	)	—	174

Adjusted diluted weighted average shares outstanding			174	174

Adjusted diluted EPS			$0.13	$0.13

Notes:

(a)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(b)	Adjustment to reflect the addback of amortization expense related to intangible assets.
(c)	Adjustment to reflect the elimination of contingent and deferred consideration related to acquired businesses not expected to continue or recur.
(d)	Adjustment to reflect the elimination of non-cash impairment charges related to goodwill and intangibles related to the impact of COVID-19.
(e)	Adjustment to reflect the elimination of non-recurring costs related to business process transformation.
(f)	Adjustment to reflect the elimination of costs relating to public company registration, listing and compliance.
(g)

Adjustment to reflect an increase in interest expense of $13 million related to the $1.2 billion Term Loan at a rate of 4.29% issued in connection with the APi Acquisition and $2 million related to amortization of debt issuance costs and commitment fees, offset by elimination of $7 million of interest expense related to the Predecessor’s Term Loan and Revolving Credit Facility.

(h)	Adjustment to reflect the elimination of costs under prior ownership not expected to continue or recur following the APi Acquisition.
(i)

Adjustment to reflect an adjusted effective tax rate of 20% (taking into consideration the tax benefits associated with the realization of accelerated depreciation attributable to the approximately $350 million tax asset acquired with the APi Acquisition) applied to resulting adjusted pre-tax income of $29 million inclusive of the adjustments shown above.

(j)	Adjustment to reflect the dilutive impact associated with the deemed conversion of Founder Preferred Shares and restricted stock units.
(k)

Adjustment to reflect the diluted weighted average shares outstanding as if the APi Acquisition had occurred on January 1, 2019. Excludes 64.5 million warrants still outstanding, which are exercisable at a price of $11.50 per share for a total of 21.5 million ordinary shares.

APi Group Corporation

Adjusted Segment Financial Information (non-GAAP)

(Amounts in millions)

(Unaudited)

	For the three months ended March 31,
	2020 (a)	2019 (a)
	(Successor)	(Predecessor)
Safety Services
Adjusted net revenues	$424	$426
Adjusted gross profit	128	126
Adjusted EBITDA	53	56

Adjusted gross margin	30.2%	29.6%
Adjusted EBITDA as a percentage of adjusted net revenues	12.5%	13.1%

Specialty Services
Adjusted net revenues	$300	$286
Adjusted gross profit	38	31
Adjusted EBITDA	18	16

Adjusted gross margin	12.7%	10.8%
Adjusted EBITDA as a percentage of adjusted net revenues	6.0%	5.6%

Industrial Services
Adjusted net revenues	$99	$132
Adjusted gross profit	18	3
Adjusted EBITDA	10	(1)

Adjusted gross margin	18.2%	2.3%
Adjusted EBITDA as a percentage of adjusted net revenues	10.1%	(0.8)%

Corporate and Eliminations
Adjusted net revenues	$(3)	$(3)
Adjusted EBITDA	(20)	(12)

Total Consolidated
Adjusted net revenues	$820	$841
Adjusted gross profit	184	160
Adjusted EBITDA	61	59

Adjusted gross margin	22.4%	19.0%
Adjusted EBITDA as a percentage of adjusted net revenues	7.4%	7.0%

Notes:

(a)	Information based on non-GAAP reconciliations included in this press release.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Adjusted Segment Financial Information (non-GAAP)

(Amounts in millions)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Safety Services
Safety Services EBITDA			$18	$55
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a	)	1	1
Impairment of goodwill, intangibles, and long-lived assets	(b	)	34	—

Safety Services adjusted EBITDA			$53	$56

Specialty Services
Specialty Services EBITDA			$(108)	$14
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a	)	6	2
Impairment of goodwill, intangibles, and long-lived assets	(b	)	120	—

Specialty Services adjusted EBITDA			$18	$16

Industrial Services
Industrial Services EBITDA			$(45)	$(3)
Adjustments to reconcile EBITDA to adjusted EBITDA:
Businesses classified as held-for-sale	(c	)	6	1
Contingent consideration and compensation	(a	)	—	1
Impairment of goodwill, intangibles, and long-lived assets	(b	)	49	—

Industrial Services adjusted EBITDA			$10	$(1)

Corporate and eliminations
Corporate and eliminations EBITDA			$(26)	$(13)
Adjustments to reconcile EBITDA to adjusted EBITDA:
Business process transformation	(d	)	2	—
Public company registration, listing and compliance	(e	)	4	—
Expenses related to prior ownership	(f	)	—	1

Corporate and eliminations adjusted EBITDA			$(20)	$(12)

Notes:

(a)	Adjustment to reflect the elimination of contingent and deferred consideration related to acquired businesses not expected to continue or recur.
(b)	Adjustment to reflect the elimination of non-cash impairment charges related to goodwill and intangibles, excluding the impairment of assets held for sale of $5 million.
(c)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(d)	Adjustment to reflect the elimination of non-recurring costs related to business process transformation.
(e)	Adjustment to reflect the elimination of costs relating to public company registration, listing and compliance.
(f)	Adjustment to reflect the elimination of costs under prior ownership not expected to continue or recur following the APi Acquisition.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Adjusted Segment Financial Information (non-GAAP)

For the Three Months Ended March 31, 2020 and 2019

(Amounts in millions)

(Unaudited)

	For the three months ended March 31, 2020				For the three months ended March 31, 2019
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
	(Successor)				(Predecessor)
Safety Services
Net revenues	$424	$—		$424	$426	$—		$426
Cost of revenues	306	(10	)(b)	296	300	—		300

Gross profit	$118	$10		$128	$126	$—		$126

Gross margin	27.8%			30.2%	29.6%			29.6%
Specialty Services
Net revenues	$300	$—		$300	$286	$—		$286
Cost of revenues	270	(8	)(b)	262	255	—		255

Gross profit	$30	$8		$38	$31	$—		$31

Gross margin	10.0%			12.7%	10.8%			10.8%
Industrial Services
Net revenues	$137	$(38	)(a)	$99	$213	$(81	)(a)	$132
Cost of revenues	123	(38	)(a)	81	207	(78	)(a)	129
		(4	)(b)

Gross profit	$14	$4		$18	$6	$(3)		$3

Gross margin	10.2%			18.2%	2.8%			2.3%
Corporate and Eliminations
Net revenues	$(3)	$—		$(3)	$(3)	$—		$(3)
Cost of revenues	(3)	—		(3)	(3)	—		(3)
Total Consolidated
Net revenues	$858	$(38	)(a)	$820	$922	$(81	)(a)	$841
Cost of revenues	696	(38	)(a)	636	759	(78	)(a)	681
		(22	)(b)

Gross profit	$162	$22		$184	$163	$(3)		$160

Gross margin	18.9%			22.4%	17.7%			19.0%

Notes:

(a)	Adjustment to reflect the elimination of amounts related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(b)	Adjustment to reflect the addback of amortization expense related to backlog intangible assets.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Free Cash Flow and Adjusted Free Cash Flow and Conversion (non-GAAP)

For the Three Months Ended March 31, 2020 and 2019

(Amounts in millions)

(Unaudited)

			For the three months ended March 31,
			2020	2019
			(Successor)	(Predecessor)
Net cash provided by operating activities (as reported)			$55	$25
Less: Purchases of property and equipment			(11)	(22)

Free cash flow			$44	$3
Add (deduct): Cash payments (sources) related to following items:
Businesses classified as held-for-sale	(a	)	3	(2)
Business process transformation costs	(b	)	2	—
Public company registration, listing and compliance	(c	)	4	—
Expenses related to prior ownership	(d	)	—	1

Adjusted free cash flow			$53	$2

Adjusted EBITDA	(e	)	$61	$59
Adjusted free cash flow conversion			86.9%	3.4%

Notes:

(a)	Adjustment to reflect the elimination of operating cash related to businesses classified as held-for-sale and businesses divested as of March 31, 2020.
(b)	Adjustment to reflect the elimination of operating cash used for business process transformation costs.
(c)	Adjustment to reflect the elimination of operating cash used for public company registration, listing and compliance costs.
(d)	Adjustment to reflect the elimination of operating cash used for prior ownership costs not expected to continue or recur following the APi Acquisition.
(e)	Reconciliations of Adjusted EBITDA are included elsewhere in this press release.

APi Group Corporation

Reconciliations of GAAP to Non-GAAP Financial Measures

Organic Revenue Growth (non-GAAP)

(Unaudited)

	For the three months ended March 31, 2020
		(Successor)
	AS REPORTED	Acquisitions
	Net revenue	and planned	Foreign currency	Organic net
	growth	divestitures, net (a)	translation	revenue growth (b)
Safety Services	(0.5)%	—	(0.2)%	(0.3)%
Specialty Services	4.9%	—	—	4.9%
Industrial Services	(35.7)%	(10.7)%	—	(25.0)%
Consolidated	(6.9)%	(2.1)%	(0.1)%	(4.7)%

Notes:

(a)

Acquisitions include pre-acquisition net revenues in their respective years of acquisition. Planned divestitures exclude net revenues for all periods for the Company’s businesses divested or classified as held-for-sale assets at March 31, 2020.

(b)

Organic net revenue growth provides a consistent basis for year-over-year comparisons in net revenues as it excludes the impacts of acquisitions, planned and completed divestitures, and the impact of changes due to foreign currency translation.